EXHIBIT 99.906CERT

CERTIFICATIONS

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of the RevenueShares ETF Trust (the Registrant), do hereby certify, to such officer’s knowledge, that:

(1)          the Form N-CSR of the Registrant for the period ended June 30, 2008 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of the 1934; and

(2)          the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:	August 28, 2008

/s/ Vincent T. Lowry

Name:	Vincent T. Lowry

Title:	Chief Executive Officer

Dated:	August 28, 2008

/s/ Christopher Lanza

Name:	Christopher Lanza

Title:	Chief Financial Officer

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.